Government Money Market Fund Held in Trust account	6 Months Ended
Jun. 30, 2022
Assets Held-in-trust [Abstract]
Government Money Market Fund Held in Trust account
NOTE 3. GOVERNMENT MONEY MARKET FUND HELD IN TRUST ACCOUNT
As of June 30, 2022, substantially all of the assets totaling approximately
 $105,652,000
were held in a treasury money market fund. Management elects to measure the treasury money market fund at fair value in accordance with the guidance in ASC Topic 825 “Financial Instruments”. Any changes in fair value of the government securities are recognized in net income. Impairment of government securities is recognized in earnings when a decline in value has occurred that is deemed to be other than temporary, and the current fair value becomes the new cost basis for the securities.